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4Q 2017 Earnings Call 22 November 2017 Exhibit 99.3 (Furnished herewith) 24

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 25

2017 Overview ($ millions except where noted) Fiscal 2017 Fiscal 2017 vs. Fiscal 2016 Net Sales & Revenues $29,738 12% Net Sales (equipment operations) $25,885 11% Net Income (attributable to Deere & Company) $2,159 42% Diluted EPS ($ per share) $6.68 39% 26

4Q 2017 Overview ($ millions except where noted) 4Q 2017 4Q 2017 vs. 4Q 2016 Net Sales & Revenues $8,018 23% Net Sales (equipment operations) $7,094 26% Net Income (attributable to Deere & Company) $510 79% Diluted EPS ($ per share) $1.57 74% 27

4Q 2017 Overview Equipment Operations 4Q 2017 vs. 4Q 2016 Net Sales 26% Price realization Currency translation 1 point 2 points 28

Worldwide Agriculture & Turf 4Q 2017 Overview ($ millions) 4Q 2017 4Q 2017 vs. 4Q 2016 Net Sales $5,437 22% Operating Profit* $584 57% *4Q 2017 operating profit impacted by: + Shipment volumes + Sales mix Production costs Selling, administrative & general expenses 29

Global Stocks-to-Use Ratios Source: USDA, 9 November 2017 Cotton Wheat Corn Soybeans 30 0% 20% 40% 60% 80% 100% 120% 0% 10% 20% 30% 40% 50% 60% 1996 1999 2002 2005 2008 2011 2014 2017P Cotton Ratios

U.S. Farm Cash Receipts Source: 2001–2016: USDA, 30 August 2017 2017F–2018F: Deere & Company forecast as of 22 November 2017 31 $0 $100 $200 $300 $400 $500 2002 2004 2006 2008 2010 2012 2014 2016 2018F $ Billions Crops Livestock Government Payments

Economic Update EU 28 * Includes wheat, barley, corn, sunflower seed, rapeseed, soybean, sugar beet, cotton, rice Source: IHS Global Insight, November 2017 Source: EU Com, LTO, IFCN, October 2017 Deere & Company forecast as of 22 November 2017 32 $0 $30 $60 $90 $120 $150 2009 2012 2015 2018F US$ Billions Crop Value of Production* € 120 € 180 € 240 € 300 € 360 € 420 € 220 € 270 € 320 € 370 € 420 € 470 2009 2012 2015 2018F Beef meat and Pork meat - € per 100 kg Milk - € per MT Dairy, Beef and Pork Prices Milk Milk 10yr avg Beef meat Beef meat 10yr avg Pork meat Pork meat 10yr avg

Economic Update Brazil * Includes key grains, ethanol, sugar Source: IHS Global Insight, November 2017 10.5% 7.5% Note: PSI-FINAME was key credit line for machinery acquisition 2011–2014; Moderfrota is currently the most attractive credit line Source: ABIMAQ (Brazilian Association of Machinery & Equipment) and BNDES Eligible Finance Rates for Agriculture Equipment 33 $0 $30 $60 $90 $120 $150 2009 2012 2015 2018F US$ Billions Crop Value of Production* Farmers with Annual Revenues >R$90M Farmers with Annual Revenues ?R$90M 2011 2013 2015 2017 All Farmers 12% 10% 8% 6% 4% 2% 0%

Fiscal 2018 Forecast U.S. and Canada Ag 5-10% EU 28 Ag ~ 5% South America Ag (tractors and combines) Flat to up 5% Asia Ag ~ Flat U.S. and Canada Turf and Utility ~ Flat Agriculture & Turf Retail Sales Industry Outlook Source: Deere & Company forecast as of 22 November 2017 34

Worldwide Agriculture & Turf Deere & Company Outlook Fiscal 2018 Forecast Net Sales ~ 9% Currency translation ~ 2 points Source: Deere & Company forecast as of 22 November 2017 35

Worldwide Construction & Forestry 4Q 2017 Overview ($ millions) 4Q 2017 4Q 2017 vs. 4Q 2016 Net Sales $1,657 37% Operating Profit* $85 *4Q 2017 operating profit impacted by: + Shipment volumes + Price realization Impairment charge for international operations 36

Worldwide Construction & Forestry U.S. Economic Indicators (annual percentage rate* except where noted) Fiscal 2018 Forecast GDP Growth 2.4% Housing Starts (thousands) 1,254 Total Construction Investment 1.4% Government Construction Investment 0.8% Crude Oil Price (per barrel)** $51.25 * Change from prior year, Bureau of Economic Analysis, 2009 real dollars ** West Texas Intermediate, annual average Source: IHS Markit, Calendar Year Estimates – October 2017 37

Fiscal 2018 Forecast* Net Sales ~ 69% Currency translation Wirtgen ~ 1 point ~ 54 points Worldwide Construction & Forestry Deere & Company Outlook * Includes data based on the anticipated 1Q 2018 close of the Wirtgen acquisition Source: Deere & Company forecast as of 22 November 2017 38

Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.25% 15 Year Average Source: Deere & Company forecast as of 22 November 2017 39 0.0% 0.5% 1.0% 1.5% 2.0% 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018F

Worldwide Financial Services ($ millions) 4Q 2017 Fiscal 2017 Fiscal 2018 Forecast Net Income (attributable to Deere & Company) $128 $477 ~ $515 Source: Deere & Company forecast as of 22 November 2017 40

Consolidated Trade Receivables & Inventory ($ millions) Fiscal 2017* Previous Forecast* Agriculture & Turf $991 ~ $575 Construction & Forestry $486 ~ $375 Total (as reported) $1,477 ~ $950 Total (constant exchange) $1,374 ~ $775 * Change at 29 October 2017 vs. 30 October 2016 Note: Before the sale of receivables to John Deere Financial Source: Deere & Company previous forecast as of 18 August 2017 41

4Q 2017 Fiscal 2017 Previous Forecast Fiscal 2018 Forecast* COS (percent of Net Sales) 76.5% 77% ~ 77% ~ 75% Cost of Sales Equipment Operations * Includes data based on the anticipated 1Q 2018 close of the Wirtgen acquisition Source: Deere & Company forecast as of 22 November 2017 (previous forecast as of 18 August 2017) 42

4Q 2017 vs. 4Q 2016 Fiscal 2017 Previous Forecast Fiscal 2018 Forecast* R&D Expense 3% 2% ~ 1% ~ 18% Currency translation Acquisition-related activities 1 point Flat Flat Flat ~ Flat ~ Flat ~ 1 point ~ 9 points Research & Development Expense Equipment Operations * Includes data based on the anticipated 1Q 2018 close of the Wirtgen acquisition Source: Deere & Company forecast as of 22 November 2017 (previous forecast as of 18 August 2017) 43

Selling, Administrative & General Expense Equipment Operations 4Q 2017 vs. 4Q 2016* Fiscal 2017* Previous Forecast* Fiscal 2018 Forecast* SA&G Expense 15% 12% ~ 11% ~ 26% Acquisition-related activities Commissions paid to dealers Incentive compensation Currency translation Voluntary separation program Pension/OPEB 4 points 3 points 2 points 2 points 1 point Flat 2 points 2 points 2 points 1 point 2 points Flat ~ 2 points ~ 2 points ~ 2 points ~ 1 point ~ 2 points Flat ~ 24 points ~ 1 point ~ 1 point ~ 1 point ~ 2 points ~ 1 point * Includes data based on the anticipated 1Q 2018 close of the Wirtgen acquisition Source: Deere & Company forecast as of 22 November 2017 (previous forecast as of 18 August 2017) 44

4Q 2017 Fiscal 2017 Previous Forecast Fiscal 2018 Forecast Effective Tax Rate 27% 30% 30-32% 31-33% Income Taxes Equipment Operations Source: Deere & Company forecast as of 22 November 2017 (previous forecast as of 18 August 2017) 45

Net Operating Cash Flows Equipment Operations Fiscal 2018 Forecast ~ $3.8 billion * Previous forecast ~ $2.9 billion ** Includes data based on the anticipated 1Q 2018 close of the Wirtgen acquisition Note: 2009-2016 adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company forecast as of 22 November 2017 (previous forecast as of 18 August 2017) 46 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2009 2010 2011 2012 2013 2014 2015 2016 2017* 2018F** $ Millions

Deere & Company Outlook Fiscal 2018 Forecast ($ billions except where noted) 1Q 2018 Forecast* Fiscal 2018 Forecast* Net Sales (equipment operations) ~ 38% ~ 22% Price realization Currency translation Wirtgen ~ 2 points ~ 3 points ~ 6 points ~ 1 point ~ 2 points ~ 12 points Net Income (attributable to Deere & Company) ~ $2.6 * Includes data based on the anticipated 1Q 2018 close of the Wirtgen acquisition Source: Deere & Company forecast as of 22 November 2017 47

2017 vs. 2018 Operating Profit Equipment Operations Note: in millions of dollars a Includes data based on the anticipated 1Q 2018 close of the Wirtgen acquisition b Based on guidance for net sales change year over year and operating margins by segment c Includes the estimated expenses for purchase accounting and transaction costs Source: Deere & Company forecast as of 22 November 2017 2018 Projected Operating Profita,b Wirtgen Neta,c 48

Appendix 49

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Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing Deere Use-of-Cash Priorities 51

Sources and Uses of Cash Fiscal 2004-2017 Equipment Operations $ Millions ~ 58% of cash from operations returned to shareholders * Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including the effect of exchange rates on cash and cash equivalents Note: “Cash from Operations” adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company SEC filings = Source of Cash = Use of Cash 52 $4,287 $8,168 $37,440 $665 $146 $10,652 $1,345 $7,848 $13,904 $621 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Beginning Cash & Cash Equivalents (Fiscal 2004) Cash From Operations Divestitures, net of Acquisitions Net Change in Debt and Intercompany Balances Capital Expenditures Investment in Financial Services Dividends Share Repurchase, net of Common Stock Issuances Other* Ending Cash & Cash Equivalents (Fiscal 2017)

Deere Quarterly Dividends Declared 1Q 2004 – 4Q 2017 * Adjusted for 2 for 1 stock split on 26 November 2007 Dividend raised 114% since 2010 53 $0.11 $0.28 $0.60 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2004 2005 2006 2007* 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

Share Repurchase As Part of Publicly Announced Plans * All shares adjusted for two-for-one stock split effective 26 November 2007 2004–2017: Cumulative cost of repurchases $16.4 billion Shares repurchased 245.0 million Average repurchase price $66.96 December 2013 authorization of $8 billion: Amount remaining $3.3 billion 29 October 2017 period ended basic shares 321.8 million 2017 average diluted shares 323.3 million Share Repurchase 35% net share reduction since 2004 54 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0 10 20 30 40 2005 2007 2009 2011 2013 2015 2017 $ Billions Millions of Shares* Shares Repurchased Amount Spent

Pension and OPEB Expense ($ millions) 4Q 2017 Fiscal 2017 Previous Forecast Fiscal 2018 Forecast Pension and OPEB Expense $9 $35 ~ $30 ~ $10 Source: Deere & Company forecast as of 22 November 2017 (previous forecast as of 18 August 2017) 55

($ millions) Fiscal 2017 Previous Forecast Fiscal 2018 Forecast* Capital Expenditures $591 ~ $650 ~ $925 Depreciation and Amortization $839 ~ $850 ~ $1,050 Pension/OPEB Contributions $428 ~ $115 ~ $140 Other Information Equipment Operations * Includes data based on the anticipated 1Q 2018 close of the Wirtgen acquisition Source: Deere & Company forecast as of 22 November 2017 (previous forecast as of 18 August 2017) 56

Economic Update Other Selected Markets * Includes corn, wheat, rice, barley, sorghum, oilseeds, peanut, sugar, cotton Source: IHS Global Insight, November 2017 57 $0 $75 $150 $225 $300 2009 2012 2015 2018F US$ Billions China - Crop Value of Production* $0 $75 $150 $225 $300 2009 2012 2015 2018F US$ Billions India - Crop Value of Production*

Source: USDA, 9 November 2017 U.S. Farm Commodity Prices 58 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $0 $4 $8 $12 $16 $20 2004 2006 2008 2010 2012 2014 2016 Cotton - $ per Pound $ per Bushel Cotton Wheat Corn Soybeans

($ per bushel except where noted) 2015/16 2016/17 Estimate 2017/18 Projection Previous 2017/18 Corn $3.61 $3.36 $3.20 $3.30 Soybeans $8.95 $9.50 $9.10 $9.30 Wheat $4.89 $3.89 $4.60 $4.80 Cotton ($ per pound) $0.58 $0.68 $0.60 $0.61 U.S. Farm Commodity Prices Source: Deere & Company forecast as of 22 November 2017 (previous forecast as of 18 August 2017) 59

(millions) 2016/17 Estimate 2017/18 Projection Corn 86.7 83.1 Soybeans 82.7 89.5 Wheat 43.9 37.6 Cotton 9.5 11.4 Source: Deere & Company forecast as of 22 November 2017 U.S. Acres Harvested 60

(bushels per acre except where noted) 2016/17 Estimate 2017/18 Projection Corn 174.6 175.4 Soybeans 52.1 49.5 Wheat 52.7 46.3 Cotton (pounds per harvested acre) 867 900 Source: Deere & Company forecast as of 22 November 2017 U.S. Crop Yields 61

U.S. Farm Cash Receipts ($ billions) 2016 2017 Forecast Previous 2017 2018 Forecast Crops $189.6 $190.1 $186.7 $187.6 Livestock $162.9 $176.5 $168.2 $169.6 Government Payments $13.0 $10.0 $12.5 $11.1 Total Cash Receipts $365.4 $376.6 $367.4 $368.3 Source: 2016: USDA, 30 August 2017 2017F–2018F: Deere & Company forecast as of 22 November 2017 (previous forecast as of 18 August 2017) 62

U.S. Net Farm Cash Income ($ billions) 2016 2017 Forecast Previous 2017 2018 Forecast Total Cash Receipts $365.4 $376.6 $367.4 $368.3 Other Farm-Related Income $27.9 $29.8 $34.4 $32.0 Gross Cash Income $393.3 $406.4 $401.8 $400.3 Cash Expenses ($304.1) ($309.0) ($308.3) ($310.0) Net Cash Income $89.2 $97.4 $93.5 $90.3 Source: 2016: USDA, 30 August 2017 2017F–2018F: Deere & Company forecast as of 22 November 2017 (previous forecast as of 18 August 2017) 63

U.S. Farm Balance Sheet Source: 1974–2016: USDA, 30 August 2017 2017F–2018F: Deere & Company forecast as of 22 November 2017 64 10% 15% 20% 25% 30% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1974 1978 1982 1986 1990 1994 1998 2002 2006 2010 2014 2018F $ Billions Farm Debt Farm Equity Debt to Equity Ratio (%) Debt to Asset Ratio (%)

October 2017 Retail Sales and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 12% Single digit 2WD Tractors (40 < 100 PTO hp) 3% Less than the industry 2WD Tractors (100+ PTO hp) 38% More than the industry 4WD Tractors 16% Single digit Combines 46% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2017 2016 2WD Tractors (100+ PTO hp) 25% 31% Combines 5% 5% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 65

Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Low Double digits Construction & Forestry First-in-the-Dirt Settlements Double digits Double digits October 2017 Retail Sales Retail Sales EU 28 Ag Deere* Tractors Single digit Combines Double digits * Based on internal sales reports 66

Deere & Company’s 1Q 2018 earnings call is scheduled for 9:00 a.m. central time on Friday, 16 February 2018 67